SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           CURRENT REPORT ON FORM 8-K

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




                          Date of Report: July 31, 1996
                        (Date of Earliest event reported)


                       ---------------------------------

                          MEDIZONE INTERNATIONAL, INC.

                       ---------------------------------

             (Exact name of Registrant as specified in its charter)




  Nevada                      2-93277-D                           87-0412648
  ------                      ---------                           ----------
  State of                    Commission                          IRS Taxpayer
  Incorporation               Registration No.                    I.D. Number




            123 East 54th Street, Suite 7B, New York, New York 10022
            --------------------------------------------------------
                     Address of Principal executive offices


                  Registrant's telephone number: (212) 421-0303
                                                 --------------

Item 5.  Other Events
         ------------

     On July 31, 1996, the Board of Directors of Medizone International, Inc. (the "Company"), pursuant to the Company's By-Laws, appointed Howard L. Feinsand and Lawrence I. Sosnow to the Company's Board of Directors. Messrs. Feinsand's and Sosnow's biographies are set forth below.

     Howard L. Feinsand, age 48, is Executive Managing Director and Principal of Choir Capital Ltd. ("Choir"), a New York investment banking firm which he co-founded in 1996. Choir is primarily engaged in the securitization business as principal, asset manager and advisor. Mr. Feinsand is also a director of Duke Realty Investments, Inc., a New York Stock Exchange-listed fully integrated real estate investment trust. From 1995 to 1996, Mr. Feinsand was a Managing Director of Citicorp North America, Inc., in New York, with responsibility for its Global Aviation Products activities. From 1989 to 1995, Mr. Feinsand was a senior manager (culminating with his position as Senior Vice President and Manager - Capital Markets, Pricing and Investor Programs) of GE Capital Aviation Services Limited and its corporate predecessor, Polaris Aircraft Leasing Corporation. From 1971 to 1989, Mr. Feinsand practiced law as a partner in three New York City law firms, advising institutional and entrepreneurial clients regarding a broad range of corporate finance, direct investment and other matters. Mr. Feinsand received a Bachelors of Arts degree from Temple University in 1968 and a Juris Doctor degree from St. John's University School of Law in 1971.

     Lawrence I. Sosnow, age 61, is the Vice Chairman of Patient Care, Inc. ("Patient Care"), a West Orange, New Jersey home health care company, which he co-founded in 1975. Mr. Sosnow was the Chief Executive Officer of Patient Care from 1975 until 1995. Patient Care is a subsidiary of Chemed Corporation, a Cincinnati, Ohio based New York Stock Exchange-listed company. Mr. Sosnow was the Chairman (from 1969 to 1973) and Co-Chairman (from 1973 to 1975) of MIND, Inc., a New York based company providing training systems to large industrial businesses. He was in the advertising business from 1961 to 1969. Mr. Sosnow received a Bachelors in Business Administration degree from Upsala College in 1957.



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

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, one of its officers thereunto duly authorized.

Dated:  New York, NY
        August 1, 1996

                                                   MEDIZONE INTERNATIONAL, INC.



                                                   By: /s/Joseph S. Latino
                                                       ------------------------
                                                       Joseph S. Latino
                                                       President


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